EXHIBIT 10.1

                            SHARE EXCHANGE AGREEMENT
                            ------------------------

      This Share Exchange Agreement, dated as of April 7, 2006, is made by and among TECHEDGE, INC., a Delaware corporation (the "Acquiror"), Mr. Xiaodong Zhu, a Chinese citizen who resides at 39 shuguang Lu, Building B, Hangzhou, 310007 China (the "Shareholder"), and China Biopharma Limited, a Cayman Islands company (the "Company").

                                   BACKGROUND
                                   ----------


      The Company is a special purpose company which holds the rights to own 65% of CBP Tianyuan Bio-Tech Development Co., Ltd., a vaccine research and marketing company, and 35% of Zhejiang Tianyuan Bio-Pharmaceutical Co., Ltd., a vaccine manufacturing company in China.

      The Shareholder has agreed to transfer to the Acquiror, and the Acquiror has agreed to acquire from the Shareholder, all of the Shares, which Shares constitute 100% of the outstanding capital stock of the Company, in exchange for 3,000,000 unregistered shares of the Acquiror's Common Stock to be issued on the Closing Date (the "Acquiror Shares"), on the terms and conditions as set forth herein. The Acquiror Shares are unregistered shares

                                   SECTION I
                                  DEFINITIONS

      Unless the context otherwise requires, the terms defined in this Section 1 will have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

      1.1 "Accredited Investor" has the meaning set forth in Regulation D under the Securities Act.

      1.2 "Acquired Companies" means, collectively, the Company and the Company Subsidiaries.

      1.3 "Acquiror Board" means the Board of Directors of the Acquiror.

      1.4 "Acquiror Companies" means, collectively, the Acquiror and the Acquiror Subsidiaries, if any.

      1.5 "Acquiror's Common Stock" means the Techedge, Inc. common stock, par value $0.0001 per share.

      1.6  "Acquiror   Subsidiaries"  means  all  of  the  direct  and  indirect
Subsidiaries of the Acquiror.


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Techedge-CBP Share Exchange Agreement

      1.7 "Affiliate" means any Person that directly or indirectly controls, is controlled by or is under common control with the indicated Person.

      1.8 "Agreement" means this Share Exchange Agreement, including all Schedules and Exhibits hereto, as this Share Exchange Agreement may be from time to time amended, modified or supplemented.

      1.9 "Closing Acquiror Shares" means the aggregate number of Acquiror Shares issuable to the Shareholders at Closing.

      1.10 "Closing Date" has the meaning set forth in Section 3.

      1.11 "Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act.

      1.12 "Company Board" means the Board of Directors of the Company.

      1.13 "Company Indemnified Party" has the meaning set forth in Section 12.2.1.

      1.14  "Company   Subsidiaries"  means  all  of  the  direct  and  indirect
Subsidiaries of the Company, including, without limitation, China Quantum Communications, Inc. and Quantum Communication (China) Co., Ltd.

      1.15 "Exhibits" means the several exhibits referred to and identified in this Agreement.

      1.16 "GAAP" means, with respect to any Person, United States generally accepted accounting principles applied on a consistent basis with such Person's past practices.

      1.17 "Material Adverse Effect" means, when used with respect to the Acquiror Companies or the Acquired Companies, as the case may be, any change, effect or circumstance which, individually or in the aggregate, would reasonably be expected to (a) have a material adverse effect on the business, assets, financial condition or results of operations of the Acquiror Companies or the Acquired Companies, as the case may be, in each case taken as a whole or (b) materially impair the ability of the Acquiror or the Company, as the case may be, to perform their obligations under this Agreement, excluding any change, effect or circumstance resulting from (i) the announcement, pendency or consummation of the transactions contemplated by this Agreement, (ii) changes in the United States securities markets generally, or (iii) changes in general economic, currency exchange rate, political or regulatory conditions in industries in which the Acquiror Companies or the Acquired Companies, as the case may be, operate.

      1.18 "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative or investigative) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Authority.

      1.19 "Regulation S" means Regulation S under the Securities Act, as the same may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.


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Techedge-CBP Share Exchange Agreement

      1.20 "Rule 144" means Rule 144 under the Securities Act, as the same may be amended from time to time, or any successor statute.

      1.21 "Schedule 14(f) Filing" means an information statement flied by the Acquiror on Schedule 14f-1 under the Exchange Act.

      1.22 "Schedules" means the several schedules referred to and identified herein, setting forth certain disclosures, exceptions and other information, data and documents referred to at various places throughout this Agreement.

      1.23 "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same will be in effect at the time.

      1.24 "Subsidiary" means, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than 50% of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or (iii) the capital or profit interests, in the case of a partnership; or (b) otherwise has the power to vote or to direct the voting of sufficient securities to elect a majority of the board of directors or similar governing body.

      1.25  "Transaction   Documents"  means,   collectively,   all  agreements,
instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement.

      1.26 "U.S." means the United States of America.

      "U.S. person" has the meaning set forth in Regulation S under the Securities Act and set forth on Exhibit A hereto.


                                   SECTION II
                   EXCHANGE OF SHARES AND SHARE CONSIDERATION

      2.1 Share Exchange. The Shareholder desires to transfer to, and the Acquiror desires to acquire from each Shareholder, 100% of the outstanding capital stock (50,000 shares) of the Company which is all owned by the Shareholder, for the consideration and on the terms set forth in this Agreement. The aggregate consideration for the Shares acquired by the Acquiror pursuant to this Agreement will be 3,000,000 new shares of the Acquiror's Common Stock to be issued.

      2.2 Directors of the Company at Closing. After the Closing of the transactions contemplated by this Agreement, the current directors of the Company shall appoint Peter Wang, Ya Li, and Hainin Liu as additional members of the Company Board. The new Board of Directors of the Company shall consist of a total of three directors.


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Techedge-CBP Share Exchange Agreement

                                   SECTION III
                                     CLOSING

      3.1 Closing. The closing (the "Closing") of the share exchange will occur at the offices of Techedge Inc., in New Jersey, on April 7, 2006 or at such later date as all of the closing conditions set forth in this Agreement have been satisfied or waived (the "Closing Date"). At the Closing, each Shareholder will deliver to the Acquiror certificate(s) evidencing the number of Shares held by such Shareholder (as set forth in Exhibit B), along with executed stock powers transferring such Shares to the Acquiror, against delivery to each Shareholder by the Acquiror of a certificate evidencing the Acquiror Shares.


                                   SECTION IV
                 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

      4.1 Generally. Each Shareholder, severally and not jointly, hereby represents and warrants to the Acquiror:

            4.1.1 Accuracy of Company's Liability. The Company has no other liability except its accounts payable in the amount of RMB 28,300 as provided to the Acquiror in the Company's financial statement.

            4.1.2 Authority. Such Shareholder has the right, power, authority and capacity to execute and deliver this Agreement and each of the Transaction Documents to which such Shareholder is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which such Shareholder is a party, and to perform such Shareholder's obligations under this Agreement and each of the Transaction Documents to which such Shareholder is a party. This Agreement has been, and each of the Transaction Documents to which such Shareholder is a party will be, duly and validly authorized and approved, executed and delivered by such Shareholder. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties thereto other than such Shareholder, this Agreement is, and as of the Closing each of the Transaction Documents to which such Shareholder is a party will have been, duly authorized, executed and delivered by such Shareholder and constitute or will constitute the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

            4.1.3 No Conflict. Neither the execution or delivery by such Shareholder of this Agreement or any Transaction Document to which such Shareholder is a party, nor the consummation or performance by such Shareholder of the transactions contemplated hereby or thereby will, directly or indirectly,
(a) contravene, conflict with, or result in a violation of any provision of the Organization Documents of such Shareholder (if such Shareholder is not a natural person); (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which such Shareholder is a party or by which the properties or assets of such Shareholder are bound; or (c) contravene, conflict with, or result in a violation of, any Law or Order to which such Shareholder, or any of the properties or assets of such Shareholder, may be subject.


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Techedge-CBP Share Exchange Agreement

            4.1.4 Ownership of Shares. Such Shareholder owns, of record and beneficially, and has good, valid and indefeasible title to and the right to transfer to the Acquiror pursuant to this Agreement, such Shareholder's Shares free and clear of any and all Liens. There are no options, rights, voting trusts, stockholder agreements or any other contracts or understandings to which such Shareholder is a party or by which such Shareholder or such Shareholder's Shares are bound with respect to the issuance, sale, transfer, voting or registration of such Shareholder's Shares. At the Closing, the Acquiror will acquire good, valid and marketable title to such Shareholder's Shares free and clear of any and all Liens.

            4.1.5 Litigation. There is no pending Proceeding against such Shareholder that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement and, to the knowledge of such Shareholder, no such Proceeding has been threatened, and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding.

            4.1.6 No Brokers or Finders. Except as disclosed in Schedule 4.1.6, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against such Shareholder for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and such Shareholder will indemnify and hold the Acquiror harmless against any liability or expense arising out of, or in connection with, any such claim.

      4.2 Investment Representations. Each Shareholder, severally and not jointly, hereby represents and warrants to the Acquiror:

            4.2.1 Acknowledgment. Each Shareholder understands and agrees that the Acquiror Shares have not been registered under the Securities Act or the securities laws of any state of the U.S. and that the issuance of the Acquiror Shares is being effected in reliance upon an exemption from registration afforded either under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering or Regulation S for offers and sales of securities outside the U.S.

            4.2.2 Status. By its execution of this Agreement, the Shareholder, represents and warrants to the Acquiror as indicated on its signature page to this Agreement, either that:

            (a) it is an Accredited Investor; or

            (b) it is not a U.S. person.

            Each Shareholder severally understands that the Acquiror Shares are being offered and sold to such Shareholder in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Shareholder set forth in this Agreement, in order that the Acquiror may determine the applicability and availability of the exemptions from registration of the Acquiror Shares on which the Acquiror is relying.


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            4.2.3  Stock  Legends.  Each  Shareholder  hereby  agrees  with  the
Acquiror as follows:

            (a) Securities Act Legend - Accredited Investors. The certificates evidencing the Acquiror Shares issued to those Shareholders who are Accredited Investors, and each certificate issued in transfer thereof, will bear the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

            (b) Securities Act Legend - Non-U.S. Persons. The certificates evidencing the Acquiror Shares issued to those Shareholders who are not U.S. persons, and each certificate issued in transfer thereof, will bear the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR
      (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.


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Techedge-CBP Share Exchange Agreement

            (c) Other Legends. The certificates representing such Acquiror Shares, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any U.S. state corporate and state securities law, or contract.

            (d) Opinion. No Shareholder will transfer any or all of the Acquiror Shares pursuant to Regulation S or absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of such Shareholder's Acquiror Shares, without first providing the Acquiror with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Acquiror) to the effect that such transfer will be made in compliance with Regulation S or will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws.


                                    SECTION V
                  REPRESENTATIONS AND WARRANTIES BY THE COMPANY

      The Company represents and warrants to the Acquiror as follows:

      5.1 Organization and Qualification. The Company is duly incorporated and validly existing under the laws of the Cayman Islands, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and as contemplated to be conducted, to own, hold and operate its properties and assets as now owned, held and operated by it, to enter into this Agreement, to carry out the provisions hereof except where the failure to be so organized, existing and in good standing or to have such authority or power will not, in the aggregate, either (i) have a material adverse effect on the business, assets or financial condition of the Company, or (ii) materially impair the ability of the Company and the Shareholders each to perform their material obligations under this Agreement (any of such effects or impairments, a "Material Adverse Effect"). The Company is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned or leased makes such qualification, licensing or domestication necessary, except where the failure to be so qualified, licensed or domesticated will not have a Material Adverse Effect. Set forth on Schedule 5.1 is a list of those jurisdictions in which the Company presently conducts its business, owns, holds and operates its properties and assets.

      5.2 Subsidiaries. Except as set forth on Schedule 5.2, the Company does not own directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.

      5.3 Articles of Incorporation and Bylaws. The copies of the Articles of Incorporation and bylaws of the Company (collectively, the "Organizational Documents") that have been delivered to the Acquiror prior to the execution of this Agreement are true and complete and have not been amended or repealed. The Company is not in violation or breach of any of the provisions of the Organizational Documents, except for such violations or breaches as, in the aggregate, will not have a Material Adverse Effect.


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Techedge-CBP Share Exchange Agreement

      5.4 Authorization and Validity of this Agreement. The execution, delivery and performance by the Company of this Agreement and the recording of the transfer of the Shares and the delivery of the Shares are within the Company's corporate powers, have been duly authorized by all necessary corporate action, do not require from the Board or Shareholders of the Company any consent or approval that has not been validly and lawfully obtained, require no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government that has not been validly and lawfully obtained, filed or registered, as the case may be, except for those that, if not obtained or made would not have a Material Adverse Effect.

      5.5 No Violation. None of the execution, delivery or performance by the Company of this Agreement or any other agreement or instrument contemplated hereby to which the Company is a party, nor the consummation by the Company of the transactions contemplated hereby will violate any provision of the Organizational Documents, or violate or be in conflict with, or constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the creation of imposition of any Lien under, any agreement or instrument to which the Company is a party or by which the Company is or will be bound or subject, or violate any laws.

      5.6 Binding Obligations. Assuming this Agreement has been duly and validly authorized, executed and delivered by the Acquiror, the Acquiror Shareholders and the Shareholders, this Agreement is, and as of the Closing each other agreement or instrument contemplated hereby to which the Company is a party, will have been duly authorized, executed and delivered by the Company and will be the legal, valid and binding Agreement of the Company and is enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally.

      5.7 Capitalization and Related Matters.

            5.7.1 Capitalization. The authorized capital stock of the Company consists of 50,000 shares of Common Stock, of which 50,000 shares are issued and outstanding. Except as set forth in Schedule 5.7.1, there are no outstanding or authorized options, warrants, calls, subscriptions, rights (including any preemptive rights or rights of first refusal), agreements or commitments of any character obligating the Company to issue any shares of its Common Stock or any other Equity Security of the Company. All issued and outstanding shares of the Company's capital stock are duly authorized, validly issued, fully paid and non-assessable and have not been issued in violation of any preemptive or similar rights.

            5.7.2 No Redemption Requirements. Except as set forth in Schedule 5.7.2, there are no outstanding contractual obligations (contingent or otherwise) of the Company to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Company or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other entity.


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            5.7.3  Duly  Authorized.  The  exchange  of the Shares has been duly authorized and, upon delivery to the Acquiror of certificates therefor in accordance with the terms of this Agreement, the Shares will have been validly issued and fully paid and will be non-assessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens set forth on Schedule
5.7.3 or that might have been created by the Acquiror and restrictions on transfer imposed by this Agreement and the Securities Act.

      5.8 Shareholders. Exhibit B contains a true and complete list of the names and addresses of the record and beneficial holders of all of the outstanding Equity Securities of the Company. Except as expressly provided in this Agreement, no Holder of Shares or any other security of the Company or any other Person is entitled to any preemptive right, right of first refusal or similar right as a result of the issuance of the shares or otherwise. There is no voting trust, agreement or arrangement among any of the Holders of any Equity Securities of the Company affecting the exercise of the voting rights of any such Equity Securities.

      5.9 Compliance with Laws and Other Instruments. Except as would not have a Material Adverse Effect, the business and operations of the Company have been and are being conducted in accordance with all applicable foreign, federal, state and local laws, rules and regulations and all applicable orders, injunctions, decrees, writs, judgments, determinations and awards of all courts and governmental agencies and instrumentalities. Except as would not have a Material Adverse Effect, the Company is not, and is not alleged to be, in violation of, or (with or without notice or lapse of time or both) in default under, or in breach of, any term or provision of the Organizational Documents or of any indenture, loan or credit agreement, note, deed of trust, mortgage, security agreement or other material agreement, lease, license or other instrument, commitment, obligation or arrangement to which the Company is a party or by which any of the Company's properties, assets or rights are bound or affected. To the knowledge of the Company, no other party to any material contract, agreement, lease, license, commitment, instrument or other obligation to which the Company is a party is (with or without notice or lapse of time or both) in default thereunder or in breach of any term thereof. The Company is not subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of the Company, any event or circumstance relating to the Company that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits the Company from entering into this Agreement or would prevent or make burdensome its performance of or compliance with all or any part of this Agreement or the consummation of the transactions contemplated hereby or thereby.

      5.10 Certain Proceedings. There is no pending Proceeding that has been commenced against the Company and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated in this Agreement. To the Company's knowledge, no such Proceeding has been threatened.

      5.11 No Brokers or Finders. Except as disclosed in Schedule 5.11, no person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the Company will indemnify and hold the Acquiror harmless against any liability or expense arising out of, or in connection with, any such claim.


                                       9
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Techedge-CBP Share Exchange Agreement

      5.12 Title to and Condition of Properties. The Company owns or holds under valid leases or other rights to use all real property, plants, machinery and equipment necessary for the conduct of the business of the Company as presently conducted, except where the failure to own or hold such property, plants, machinery and equipment would not have a Material Adverse Effect on the Company. The material buildings, plants, machinery and equipment necessary for the conduct of the business of the Company as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, in each case, taken as a whole, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

      5.13 Board Recommendation. The Board, at a meeting duly called and held, has by unanimous vote of those directors present (who constituted 100% of the directors then in office), determined that this Agreement and the transactions contemplated by this Agreement, are advisable and in the best interests of the Company's Shareholders.


                                   SECTION VI
                 REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

      The Acquiror represents and warrants to the Shareholders and the Company as follows:

      6.1 Organization and Qualification. Each of the Acquiror Companies is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, except where the failure to be so organized, existing and in good standing, or to have such authority and power, governmental licenses, authorizations, consents or approvals would not have a Material Adverse Effect. Each of the Acquiror Companies is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned, held or operated makes such qualification, licensing or domestication necessary, except where the failure to be so duly qualified, licensed or domesticated and in good standing would not have a Material Adverse Effect. Schedule 6.1 sets forth a true, correct and complete list of each Acquiror Company's jurisdiction of organization and each other jurisdiction in which such Acquiror Company presently conducts its business or owns, holds and operates its properties and assets.

      6.2 Authorization. The Acquiror has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Agreement and each of the Transaction Documents to which the Acquiror is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which the Acquiror is a party and to perform its obligations under this Agreement and each of the Transaction Documents to which the Acquiror is a party. The execution, delivery and performance by the Acquiror of this Agreement and each of the Transaction Documents to which the Acquiror is a party have been duly authorized by all necessary corporate action and do not require from the Acquiror Board or the stockholders of the Acquiror any consent or approval that has not been validly and lawfully obtained.


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Techedge-CBP Share Exchange Agreement

      6.3 No Violation. Neither the execution or delivery by the Acquiror of this Agreement or any Transaction Document to which the Acquiror is a party, nor the consummation or performance by the Acquiror of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Organizational Documents of any Acquiror Company; (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the imposition or creation of any Lien under, any agreement or instrument to which any Acquiror Company is a party or by which the properties or assets of any Acquiror Company are bound; (c) contravene, conflict with, or result in a violation of, any Law or Order to which any Acquiror Company, or any of the properties or assets owned or used by any Acquiror Company, may be subject; or
(d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any licenses, permits, authorizations, approvals, franchises or other rights held by any Acquiror Company or that otherwise relate to the business of, or any of the properties or assets owned or used by, any Acquiror Company, except, in the case of clause
(b), (c), or (d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect.

      6.4 Binding Obligations. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties thereto other than the Acquiror, this Agreement has been, and as of the Closing each of the Transaction Documents to which the Acquiror is a party will be, duly authorized, executed and delivered by the Acquiror and constitutes or will constitute, as the case may be, the legal, valid and binding obligations of the Acquiror, enforceable against the Acquiror in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

      6.5 Securities Laws. Assuming the accuracy of the representations and warranties of the Shareholders contained in Section 4 and Exhibits E and F, the issuance of the Acquiror Shares pursuant to this Agreement are and will be (a) exempt from the registration and prospectus delivery requirements of the Securities Act, (b) have been registered or qualified (or are exempt from registration and qualification) under the registration permit or qualification requirements of all applicable state securities laws, and (c) accomplished in conformity with all other applicable federal and state securities laws.

      6.6 Capitalization and Related Matters.

            6.6.1 Capitalization. The authorized capital stock of the Acquiror consists of 100,000,000 shares of the Acquiror's Common Stock, of which 82,455,000 shares are issued and outstanding, and 1,000,000 shares of preferred stock, none of which are issued and outstanding. All issued and outstanding shares of the Acquiror's Common Stock are duly authorized, validly issued, fully paid and nonassessable, and have not been issued in violation of any preemptive or similar rights. On the Closing Date, the Acquiror will have sufficient authorized and unissued Acquiror's Common Stock to consummate the transactions contemplated hereby. The issuance of all of the shares of Acquiror's Common Stock described in this Section 6.6.1 have been in compliance with U.S. federal and state securities laws.

Techedge-CBP Share Exchange Agreement

            6.6.2 No  Redemption  Requirements.  Except as set forth in Schedule
6.6.2 or in the SEC Documents, there are no outstanding contractual obligations (contingent or otherwise) of the Acquiror to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Acquiror or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

            6.6.3 Duly Authorized. The issuance of the Acquiror Shares has been duly authorized and, upon delivery to the Shareholders of certificates therefor in accordance with the terms of this Agreement, the Acquiror Shares will have been validly issued and fully paid, and will be non-assessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the Shareholders and restrictions on transfer imposed by this Agreement and the Securities Act.

      6.7 Compliance with Laws. Except as would not have a Material Adverse Effect, the business and operations of each Acquiror Company have been and are being conducted in accordance with all applicable Laws and Orders. Except as would not have a Material Adverse Effect, no Acquiror Company has received notice of any violation (or any Proceeding involving an allegation of any violation) of any applicable Law or Order by or affecting such Acquiror Company and, to the knowledge of the Acquiror, no Proceeding involving an allegation of violation of any applicable Law or Order is threatened or contemplated. Except as would not have a Material Adverse Effect, no Acquiror Company is subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of the Acquiror, any event or circumstance relating to any Acquiror Company that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits the Acquiror from entering into this Agreement or would prevent or make burdensome its performance of or compliance with all or any part of this Agreement or the consummation of the transactions contemplated hereby.

      6.8 Certain Proceedings. There is no pending Proceeding that has been commenced against the Acquiror and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. To the knowledge of the Acquiror, no such Proceeding has been threatened.

      6.9 No Brokers or Finders. Except as disclosed in Schedule 6.11, no Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against any Acquiror Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the Acquiror will indemnify and hold the Company harmless against any liability or expense arising out of, or in connection with, any such claim.

Techedge-CBP Share Exchange Agreement

      6.10 Litigation; Orders. Except as set forth on Schedule 6.10, there is no Proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Acquiror, threatened against or affecting any Acquiror Company or any Acquiror Company's properties, assets, business or employees. To the knowledge of the Acquiror, there is no fact that might result in or form the basis for any such Proceeding. No Acquiror Company is subject to any Orders.

      6.11 Title to and Condition of Properties. Except as would not have a Material Adverse Effect, each Acquiror Company owns (with good and marketable title in the case of real property) or holds under valid leases or other rights to use all real property, plants, machinery, equipment and other personal property necessary for the conduct of its business as presently conducted, free and clear of all Liens, except Permitted Liens. The material buildings, plants, machinery and equipment necessary for the conduct of the business of each Acquiror Company as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

      6.12 SEC Documents; Financial Statements. Except as set forth on Schedule 6.12, the Acquiror has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Acquiror was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents") and, while not having filed all such SEC Documents prior to the expiration of any extension(s), is nevertheless current with respect to its Exchange Act filing requirements. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Acquiror is a party or to which the property or assets of the Acquiror are subject have been appropriately filed as exhibits to the SEC Documents as and to the extent required under the Exchange Act. The financial statements of the Acquiror included in the SEC Documents comply in all material respects with applicable accounting requirement and the rules and regulations of the Commission with respect thereto as in effect at the time of filing, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-Q of the Commission), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of the Acquiror as at the dates thereof and the results of its operations and cash flows for the periods then ended. The Acquiror's Common Stock is listed on the OTC Bulletin Board, and the Acquiror is not aware of any facts which would make the Acquiror's Common Stock ineligible for quotation on the OTC Bulletin Board.

      6.13 Board Recommendation. The Acquiror Board, at a meeting duly called and held, has determined that this Agreement and the transactions contemplated by this Agreement are advisable and in the best interests of the Acquiror's stockholders and has duly authorized this Agreement and the transactions contemplated by this Agreement.

Techedge-CBP Share Exchange Agreement

                                   SECTION VII
                  COVENANTS OF THE COMPANY AND THE SHAREHOLDERS

      7.1 Access and Investigation. Between the date of this Agreement and the Closing Date, the Company will, and will cause each Company Subsidiary to, (a) afford the Acquiror and its agents, advisors and attorneys during normal business hours, full and free access to each Acquired Company's personnel, properties, contracts, books and records, and other documents and data, (b) furnish the Acquiror and its agents, advisors and attorneys with copies of all such contracts, books and records, and other existing documents and data as the Acquiror may reasonably request, and (c) furnish the Acquiror and its agents, advisors and attorneys with such additional financial, operating, and other data and information as the Acquiror may reasonably request.

      7.2 Operation of the Business of the Company.

            7.2.1 Between the date of this Agreement and the Closing Date, the Company will, and will cause each Company Subsidiary to:

            (a) conduct its business only in the ordinary course of business;

            (b) use its best efforts to preserve intact its current business organization and business relationships, including, without limitation, relationships with suppliers, customers, landlords, creditors, officers, employees and agents; and

            (c) otherwise report periodically to the Acquiror concerning the status of its business, operations, and finances.

      7.3 No Transfers of Capital Stock.

            7.3.1 Between the date of this Agreement and the Closing Date, the Shareholders shall not assign, transfer, mortgage, pledge or otherwise dispose of any or all of the Shares (or any interest therein) or grant any Person the option or right to acquire such Shares (or any interest therein).

            7.3.2 Between the date of this Agreement and the Closing Date, the Company shall not, and shall cause each Company Subsidiary not to, assign, transfer, mortgage, pledge or otherwise dispose of any or all of the capital stock of any Acquired Company (or any interest therein) or grant any Person the option or right to acquire the capital stock of any Acquired Company (or any interest therein).

      7.4 Required Filings and Approvals. As promptly as practicable after the date of this Agreement, the Company will, and will cause each Company Subsidiary to, make all filings required to be made by it in order to consummate the transactions contemplated by this Agreement, if applicable. Between the date of this Agreement and the Closing Date, the Company will, and will cause each Company Subsidiary to, (a) cooperate with the Acquiror with respect to all filings that the Acquiror elects to make or is required to make in connection with the transactions contemplated by this Agreement, and (b) cooperate with the Acquiror in obtaining any consents or approvals required to be obtained by the Acquiror in connection herewith.

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Techedge-CBP Share Exchange Agreement

      7.5 Notification. Between the date of this Agreement and the Closing Date, the Company and the Shareholders will promptly notify the Acquiror in writing if the Company, the Shareholders or any Company Subsidiary becomes aware of any fact or condition that causes or constitutes a breach of any of the representations and warranties of the Company or the Shareholders, as the case may be, as of the date of this Agreement, or if the Company, any Shareholder or any Company Subsidiary becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules to this Agreement if the Schedules to the Agreement were dated the date of the occurrence or discovery of any such fact or condition, the Company or the Shareholders, as the case may be, will promptly deliver to the Acquiror a supplement to the Schedules to the Agreement specifying such change; provided, however, that such delivery shall not materially adversely affect any rights of the Acquiror set forth herein, including the right of the Acquiror to seek a remedy in damages for losses incurred as a result of such supplemented disclosure. During the same period, the Company and the Shareholders will, and will cause each Company Subsidiary to, promptly notify the Acquiror of the occurrence of any breach of any covenant of the Company or the Shareholders in this Section 7 or of the occurrence of any event that may make the satisfaction of the conditions in Section 9 impossible or unlikely.

      7.6 Closing Conditions. Between the date of this Agreement and the Closing Date, each of the Company and the Shareholders will use its commercially reasonable efforts to cause the conditions in Section 9 to be satisfied.


                                  SECTION VIII
                            COVENANTS OF THE ACQUIROR

      8.1 Required Filings and Approvals. As promptly as practicable after the date of this Agreement, the Acquiror will, and will cause each of the Acquiror Subsidiaries to, make all filings legally required to be made by it to consummate the transactions contemplated by this Agreement. Between the date of this Agreement and the Closing Date, the Acquiror will cooperate with the Company with respect to all filings that the Company is legally required to make in connection with the transactions contemplated hereby.

      8.2 Notification. Between the date of this Agreement and the Closing Date, the Acquiror will promptly notify the Company and the Shareholders in writing if the Acquiror becomes aware of any fact or condition that causes or constitutes a breach of any of the representations and warranties of the Acquiror, as of the date of this Agreement, or if the Acquiror becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules to this Agreement if the Schedules to the Agreement were dated the date of the occurrence or discovery of any such fact or condition, the Acquiror will promptly deliver to the Company and the Shareholders a supplement to the Schedules to the Agreement specifying such change; provided, however, that such delivery shall not materially adversely affect any rights of the Shareholders set forth herein, including the right of the Shareholders to seek a remedy in damages for losses incurred as a result of such supplemented disclosure. During the same period, the Acquiror will promptly notify the Company and the Shareholders of the occurrence of any breach of any covenant of the Acquiror in this Section 8 or of the occurrence of any event that may make the satisfaction of the conditions in
Section 10 impossible or unlikely.

Techedge-CBP Share Exchange Agreement

      8.3 Closing Conditions. Between the date of this Agreement and the Closing Date, the Acquiror will use commercially reasonable efforts to cause the conditions in Section 10 to be satisfied.

      8.4 Rule 144 Reporting. With a view to making available to the Acquiror's stockholders the benefit of certain rules and regulations of the Commission which may permit the sale of the Acquiror Common Stock to the public without registration, from and after the Closing Date, the Acquiror agrees to:

            8.4.1 Make and keep public information available, as those terms are understood and defined in Rule 144; and

            8.4.2 File with the Commission, in a timely manner, all reports and other documents required of the Acquiror under the Exchange Act.

      8.5 SEC Documents. From and after the Closing Date, in the event the Commission notifies the Acquiror of its intent to review any SEC Document filed prior to Closing or the Acquiror receives any oral or written comments from the Commission with respect to any SEC Document filed prior to Closing, the Acquiror shall promptly notify the Acquiror Shareholders and the Acquiror Shareholders shall fully cooperate with the Acquiror.


                                   SECTION IX
                     CONDITIONS PRECEDENT TO THE ACQUIROR'S
                               OBLIGATION TO CLOSE

      The Acquiror's obligation to acquire the Shares and to take the other actions required to be taken by the Acquiror at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Acquiror, in whole or in part):

      9.1 Accuracy of Representations. The representations and warranties of the Company and the Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule. The representations and warranties of the Company and the Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

Techedge-CBP Share Exchange Agreement

      9.2 Performance by the Company and Shareholder.

            9.2.1 All of the covenants and obligations that the Company and Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

            9.2.2 Each document required to be delivered by the Company and the Shareholder pursuant to this Agreement at or prior to Closing must have been delivered.

      9.3 No Force Majeur Event. Since December 31, 2003, there shall not have been any delay, error, failure or interruption in the conduct of the business of any Acquired Company, or any loss, injury, delay, damage, distress, or other casualty, due to force majeur including but not limited to (a) acts of God; (b) fire or explosion; (c) war, acts of terrorism or other civil unrest; or (d) national emergency.

      9.4 Certificate of Officer. The Company will have delivered to the Acquiror a certificate, dated the Closing Date, executed by an officer of the Company, certifying the satisfaction of the conditions specified in Sections 9.1, 9.2 and 9.3.

      9.5 Certificate of Shareholders. The Shareholder will have delivered to the Acquiror a certificate, dated the Closing Date, executed by such Shareholder, if a natural person, or an authorized officer of the Shareholder, if an entity, certifying the satisfaction of the conditions specified in Sections 9.1 and 9.2.

      9.6 Consents.

            9.6.1 All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company and/or the Shareholders for the authorization, execution and delivery of this Agreement and the consummation by them of the transactions contemplated by this Agreement, shall have been obtained and made by the Company or the Shareholders, as the case may be, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect on the Company or the Acquiror.

      9.7 Documents. The Company and the Shareholder must have caused the following documents to be delivered to the Acquiror and/or the Escrow Agent:

            9.7.1 share certificates evidencing the number of Shares held by each Shareholder (as set forth in Exhibit A), along with executed stock powers transferring such Shares to the Acquiror;

Techedge-CBP Share Exchange Agreement

            9.7.2 a Secretary's Certificate of the Company, dated the Closing Date, certifying attached copies of (A) the Organizational Documents of the Company and each Company Subsidiary, (B) the resolutions of the Company Board and the Shareholders approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Company signing this Agreement and any other agreement or instrument contemplated hereby to which the Company is a party;

            9.7.3 a certified certificate of good standing, or equivalent thereof, of the Company;

            9.7.4 each of the Transaction Documents to which the Company and/or the Shareholders is a party, duly executed; and

            9.7.5 such other documents as the Acquiror may reasonably request for the purpose of (i) evidencing the accuracy of any of the representations and warranties of the Company and the Shareholders pursuant to Section 9.1, (ii) evidencing the performance of, or compliance by the Company and the Shareholders with, any covenant or obligation required to be performed or complied with by the Company or the Shareholders, as the case may be, (iii) evidencing the satisfaction of any condition referred to in this Section 9, or (iv) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

      9.8 No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Closing Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated by this Agreement.

      9.9 No Claim Regarding Stock Ownership or Consideration. There must not have been made or threatened by any Person any claim asserting that such Person
(a) is the holder of, or has the right to acquire or to obtain beneficial ownership of the Shares or any other stock, voting, equity, or ownership interest in, the Company, or (b) is entitled to all or any portion of the Acquiror Shares.


                                    SECTION X
              CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY
                       AND THE SHAREHOLDERS TO THE CLOSING

      The Shareholders' obligation to transfer the Shares and the obligations of the Company to take the other actions required to be taken by the Company at the Closing are subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company and the Shareholders, in whole or in part):

      10.1 Accuracy of Representations. The representations and warranties of the Acquiror and Acquiror Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule. The representations and warranties of the Acquiror and Acquiror Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

      10.2 Performance by the Acquiror.

            10.2.1 All of the covenants and obligations that the Acquiror and Acquiror Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all respects.

            10.2.2 Each document required to be delivered by the Acquiror and Acquiror Shareholders pursuant to this Agreement must have been delivered.

      10.3 No Force Majeur Event. Since December 31, 2003, there shall not have been any delay, error, failure or interruption in the conduct of the business of any Acquiror Company, or any loss, injury, delay, damage, distress, or other casualty, due to force majeur including but not limited to (a) acts of God; (b) fire or explosion; (c) war, acts of terrorism or other civil unrest; or (d) national emergency.

      10.4 Certificate of Officer. The Acquiror will have delivered to the Company a certificate, dated the Closing Date, executed by an officer of the Acquiror, certifying the satisfaction of the conditions specified in Sections 10.1, 10.2. and 10.3.

      10.5 Consents.

            10.5.1 All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Acquiror for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by the Acquiror, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect on the Company or the Acquiror.

      10.6 Documents. The Acquiror must have caused the following documents to be delivered to the Company and/or the Shareholders:

            10.6.1 share certificates evidencing each Shareholder's pro rata share of the Closing Acquiror Shares (as set forth in Exhibit B);

            10.6.2 a Secretary's Certificate, dated the Closing Date certifying attached copies of (A) the resolutions of the Acquiror Board approving this Agreement and the transactions contemplated hereby;

            10.6.3 each of the Transaction Documents to which the Acquiror is a party, duly executed; and

            10.6.4 such other documents as the Company may reasonably request for the purpose of (i) evidencing the accuracy of any representation or warranty of the Acquiror pursuant to Section 10.1, (ii) evidencing the performance by the Acquiror of, or the compliance by the Acquiror with, any covenant or obligation required to be performed or complied with by the Acquiror, (iii) evidencing the satisfaction of any condition referred to in this Section 10, or (iv) otherwise facilitating the consummation of any of the transactions contemplated by this Agreement.

      10.7 No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Closing Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated hereby, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby.


                                   SECTION XI
                                   TERMINATION

      11.1 Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

            11.1.1 by mutual consent of the Acquiror and the Shareholders (acting jointly);

            11.1.2 by the Acquiror, if any of the conditions in Section 9 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Acquiror to comply with its obligations under this Agreement) and the Acquiror has not waived such condition on or before the Closing Date; or (ii) by the Shareholders (acting jointly), if any of the conditions in Section 10 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of any Shareholder to comply with its obligations under this Agreement) and the Shareholders (acting jointly) have not waived such condition on or before the Closing Date;

            11.1.3 by either the Acquiror or the Shareholders (acting jointly), if there shall have been entered a final, nonappealable order or injunction of any Governmental Authority restraining or prohibiting the consummation of the transactions contemplated hereby;

            11.1.4 by the Acquiror, if, prior to the Closing Date, the Company or any Shareholder is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within 10 days of the date of notice of default served by the Acquiror claiming such breach; provided, however, that the right to terminate this Agreement pursuant to this Section 11.1.4 shall not be available to the Acquiror if the Acquiror is in material breach of this Agreement at the time notice of termination is delivered;

Techedge-CBP Share Exchange Agreement

            11.1.5 by the Shareholders (acting jointly), if, prior to the Closing Date, the Acquiror is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within 10 days of the date of notice of default served by the Shareholders claiming such breach or, if such breach is not curable within such 10 day period, such longer period of time as is necessary to cure such breach; provided, however, that the right to terminate this Agreement pursuant to this
Section 11.1.6 shall not be available to the Shareholders (acting jointly) if any Shareholder is in material breach of this Agreement at the time notice of termination is delivered.


                                   SECTION XII
                               REGISTRATION RIGHTS

      12.1 "Piggy-back" Rights. If the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to the Shareholder. Upon the written request from Shareholder within ten (10) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all the Shares to be included in such registration statement. Nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 12.1 shall be underwritten in whole or in part, the Company may require that the Shares requested for inclusion pursuant to this Section 12.1 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In such event, the Shareholder shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on shares not being sold. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Shares originally covered by a request for registration (the "Requested Stock") would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders thereof requesting such registration or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 120 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. The obligation of the Company under this Section 4.1 shall not apply to Shares that at such time are eligible for immediate resale pursuant to Rule 144(k) under the Securities Act.

      12.2 Registration Procedures. The Company will, pursuant to the provisions of Sections 12.1:

Techedge-CBP Share Exchange Agreement

            12.2.1 Prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for at least 120 days;

            12.2.2 Prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for at least 120 days;

            12.2.3 Furnish to the Shareholder copies of the final prospectus in order to facilitate the public offering of the Shares;

            12.2.4 Advise the Shareholders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

            The Shareholder shall cooperate with the Company in providing the information necessary to effect the registration of the Shares, including completion of customary questionnaires.

      12.3 Expenses.

            12.3.1 With respect to any registration required pursuant to Section
12.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that the Shareholder shall bear its pro rata share of any underwriting discount and commissions and transfer taxes and the cost of its own counsel.

            12.3.2 The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 12.3.1 above). Fees and disbursements of counsel and accountants for the Shareholder and any other expenses incurred by the Shareholder not expressly included above shall be borne by the Shareholder.


                                  SECTION XIII
                               GENERAL PROVISIONS

      13.1 Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

Techedge-CBP Share Exchange Agreement

      13.2 Public Announcements. The Acquiror shall promptly issue a press release disclosing the transactions contemplated hereby. Between the date of this Agreement and the Closing Date, the Company and the Acquiror shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication and shall incorporate into such public statement, filing or other communication the reasonable comments of the other party.

      13.3 Confidentiality.

            13.3.1 Subsequent to the date of this Agreement, the Acquiror, the Acquiror Shareholders the Shareholders and the Company will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the transactions contemplated by this Agreement, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any required filing with the Commission, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

            13.3.2 In the event that any party is required to disclose any information of another party pursuant to clause (b) or (c) of Section 13.3.1, the party requested or required to make the disclosure (the "disclosing party") shall provide the party that provided such information (the "providing party") with prompt notice of any such requirement so that the providing party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 13.3. If, in the absence of a protective order or other remedy or the receipt of a waiver by the providing party, the disclosing party is nonetheless, in the opinion of counsel, legally compelled to disclose the information of the providing party, the disclosing party may, without liability hereunder, disclose only that portion of the providing party's information which such counsel advises is legally required to be disclosed, provided that the disclosing party exercises its reasonable efforts to preserve the confidentiality of the providing party's information, including, without limitation, by cooperating with the providing party to obtain an appropriate protective order or other relief assurance that confidential treatment will be accorded the providing party's information.

Techedge-CBP Share Exchange Agreement

            13.3.3 If the transactions contemplated by this Agreement are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

      13.4 Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by written notice to the other parties):

If to Company:                 Attention:
                               Telephone No.:
                               Facsimile No.:

If to Shareholder:
                               Attention:
                               Telephone No.:
                               Facsimile No.:

If to Acquiror:
Techedge, Inc.                 Attention: Ya Li, Chief Financial Officer
33 Wood Avenue South, 7F       Telephone No.: 917-806-6474
Iselin, New Jersey 08830       Facsimile No.:  201-656-8273

      13.5 Arbitration. Any dispute or controversy under this Agreement shall be settled exclusively by arbitration in the State of Delaware, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitration award in any court having jurisdiction.

      13.6 Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

      13.7 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

Techedge-CBP Share Exchange Agreement

      13.8 Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party against whom the enforcement of such amendment is sought.

      13.9 Assignments, Successors, and No Third-Party Rights. No party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

      13.10 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

      13.11 Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

      13.12 Governing Law. This Agreement will be governed by the laws of the State of Delaware without regard to conflicts of laws principles.

      13.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                           COUNTERPART SIGNATURE PAGE

      IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.


ACQUIROR:

TECHEDGE, INC.

Signed:
        ----------------------------

Printed name:
             -----------------------

Title:
      ------------------------------

COMPANY:                                       SHAREHOLDER:

China Biopharma Limited.                       Zhu Xiaodong

Signed:                                        Signed:
        ----------------------------                  --------------------------

Printed name:                                  Printed name:
             -----------------------                        --------------------

Title:
      ------------------------------

Techedge-CBP Share Exchange Agreement

                           COUNTERPART SIGNATURE PAGE
                    (FOR ISSUANCES PURSUANT TO REGULATION S)

      IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.


                                         ENTITY NAME:


                                         By:
                                             -----------------------------------
                                             Name: Zhu, Xiaodong


OFFSHORE DELIVERY INSTRUCTIONS:
-------------------------------


Sinoquest Management Limited
----------------------------------
PRINT EXACT NAME IN WHICH YOU WANT
THE SECURITIES TO BE REGISTERED

Attn:        Zhu Xiaodong
             ------------------------------

Address:     23 Jiaogong Lu, Bainaohui 1301
             ------------------------------

             Hangzhou, 310013 China
             ------------------------------

             ------------------------------

Phone No.    86-1358-816-4383
             ------------------------------

Facsimile No.86-571-8577-5817
             ------------------------------

Techedge-CBP Share Exchange Agreement

                                    EXHIBIT A

                           DEFINITION OF "U.S. PERSON"

(1)   "U.S. person" (as defined in Regulation S) means:

      (i)   Any natural person resident in the United States;

      (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

      (iii) Any estate of which any executor or administrator is a U.S. person;

      (iv)  Any trust of which any trustee is a U.S. person;

      (v)   Any  agency  or branch of a foreign  entity  located  in the  United
            States;

      (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

      (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

     (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

(2) Notwithstanding paragraph (1) above, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

(3) Notwithstanding paragraph (1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

      (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

      (ii)  The estate is governed by foreign law.

(4) Notwithstanding paragraph (1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.


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Techedge-CBP Share Exchange Agreement

(5) Notwithstanding paragraph (1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

(6) Notwithstanding paragraph (1), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

      (i)   The agency or branch operates for valid business reasons; and

      (ii)  The agency or branch is  engaged in the  business  of  insurance  or
            banking  and  is  subject  to   substantive   insurance  or  banking
            regulation, respectively, in the jurisdiction where located.

(7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."


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Techedge-CBP Share Exchange Agreement

                                    EXHIBIT B

                         NON U.S. PERSON REPRESENTATIONS

Each Shareholder indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Acquiror as follows:

1. At the time of (a) the offer by the Acquiror and (b) the acceptance of the offer by such Shareholder, of the Acquiror Shares, such Shareholder was outside the United States.

2. No offer to acquire the Acquiror Shares or otherwise to participate in the transactions contemplated by this Agreement was made to such Shareholder or its representatives inside the United States.

3. Such Shareholder is not purchasing the Acquiror Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

4. Such Shareholder will make all subsequent offers and sales of the Acquiror Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or
      (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such Shareholder will not resell the Acquiror Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the "Distribution Compliance Period"), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

5. Such Shareholder is acquiring the Acquiror Shares for such Shareholder's own account, for investment and not for distribution or resale to others.

6. Such Shareholder has no present plan or intention to sell the Acquiror Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Acquiror Shares and is not acting as a Distributor of such securities.

7. Neither such Shareholder, its Affiliates nor any Person acting on such Shareholder's behalf, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Acquiror Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

8. Such Shareholder consents to the placement of a legend on any certificate or other document evidencing the Acquiror Shares substantially in the form set forth in Section 4.2.5(b).


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Techedge-CBP Share Exchange Agreement

9. Such Shareholder is not acquiring the Acquiror Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

10. Such Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Shareholder's interests in connection with the transactions contemplated by this Agreement.

11.   Such  Shareholder  has  consulted,  to  the  extent  that  it  has  deemed
      necessary,   with  its  tax,  legal,  accounting  and  financial  advisors concerning its investment in the Acquiror Shares.

12. Such Shareholder understands the various risks of an investment in the Acquiror Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Acquiror Shares.

13. Such Shareholder has had access to the Acquiror's publicly filed reports with the SEC.

14. Such Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Acquiror that such Shareholder has requested and all such public information is sufficient for such Shareholder to evaluate the risks of investing in the Acquiror Shares.

15. Such Shareholder has been afforded the opportunity to ask questions of and receive answers concerning the Acquiror and the terms and conditions of the issuance of the Acquiror Shares.

16. Such Shareholder is not relying on any representations and warranties concerning the Acquiror made by the Acquiror or any officer, employee or agent of the Acquiror, other than those contained in this Agreement.

17. Such Shareholder will not sell or otherwise transfer the Acquiror Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

18. Such Shareholder understands and acknowledges that the Acquiror is under no obligation to register the Acquiror Shares for sale under the Securities Act.

19. Such Shareholder represents that the address furnished by such Shareholder on its signature page to this Agreement and in Exhibit A is such Shareholder's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

20. Such Shareholder understands and acknowledges that the Acquiror Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Acquiror that has been supplied to such Shareholder and that any representation to the contrary is a criminal offense.

21. Such Shareholder acknowledges that the representations, warranties and agreements made by such Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Acquiror Shares.

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